UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Date of Report (Date of earliest event reported): July 17, 2007

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

ATLANTIC SYNDICATION NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-26383	88-0325940
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3275 West Jones Blvd. #106 Las Vegas, Nevada	89146
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (702) 388-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On July 17, 2007, the registrant issued a press release announcing the execution of a definitive merger agreement with Zealous Holdings, Inc. (F.K.A. The Ault Glazer Group, Inc.) The press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01. The press release is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company.

Item 9.01  Financial Statements and Exhibits

Exhibit 99.1 - Atlantic Syndication Network Signs Definitive Merger Agreement with Zealous Holdings, Inc. (F.K.A. The Ault Glazer Group, Inc.) --Zealous Holding To Go Public Through Reverse Merger.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 17, 2007	Atlantic Syndications Network, Inc.

	By:	/s/ Kent G. Wyatt, Sr.
Kent G. Wyatt, Sr., President and
Chief Executive Officer

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